                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Coherent, Inc. on Form S-8 of our report dated November 1, 1999, appearing in the Annual Report on Form 10-K of Coherent, Inc. for the year ended October 2, 1999.

                                           /s/ DELOITTE & TOUCHE LLP


Deloitte and Touche LLP
San Jose, California
September 13, 2000